Fleet Status Report

February 2023

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-12

VALARIS

Valaris Limited Fleet Status Report February 21, 2023

New Contracts and Extensions, Rig Sales and Other Updates Since Last Fleet Status Report
Floaters
•330-day priced option exercised by Shell Nigeria Exploration and Production Company (SNEPCo) offshore Nigeria for drillship VALARIS DS-10. Following the exercise of this option, the rig is under contract through March 2024. The operating day rate for the option period is $231,000.

       Jackups
•One-year contract with an undisclosed operator offshore Trinidad for heavy duty ultra-harsh environment jackup VALARIS 249. The contract is expected to commence late in second quarter or early in third quarter 2023. The operating day rate is $125,000. We will receive a mobilization fee of $8.5 million, plus a daily rate of $64,000 while the rig is in transit from New Zealand to Trinidad.
•One-well option exercised by Eni offshore Australia for heavy duty modern jackup VALARIS 107. The option period commenced in February 2023 in direct continuation of the existing contract. The operating day rate for the option period is $126,500.

 ARO Drilling
•Five-year contract offshore Saudi Arabia for standard duty modern jackup VALARIS 76. The contract is expected to commence in first quarter 2024. Valaris will bareboat charter VALARIS 76 to ARO.
•Three-year contract offshore Saudi Arabia for heavy duty modern jackup VALARIS 108. The contract is expected to commence in third quarter 2023. Valaris will bareboat charter VALARIS 108 to ARO.

Valaris Limited Fleet Status Report February 21, 2023

Contract Backlog(1) (2) ($ millions)	2023	2024	2025+	Total	Contracted Days(1) (2)	2023	2024	2025+
Drillships	$554.5	$446.7	$61.1	$1,062.3	Drillships	2,210	1,412	219
Semisubmersibles	199.1	115.5	—	314.6	Semisubmersibles	825	508	—
Floaters	$753.6	$562.2	$61.1	$1,376.9	Floaters	3,035	1,920	219

HD - Ultra-Harsh & Harsh	$196.7	$125.2	$26.4	$348.3	HD - Ultra-Harsh & Harsh	1,871	986	203
HD & SD - Modern	189.7	58.7	92.7	341.1	HD & SD - Modern	2,126	684	823
SD - Legacy	41.6	11.3	—	52.9	SD - Legacy	560	174	—
Jackups	$428.0	$195.2	$119.1	$742.3	Jackups	4,557	1,844	1,026

Other(3)	$141.9	$112.8	$89.3	$344.0	Other(3)	3,344	3,700	2,661

Total	$1,323.5	$870.2	$269.5	$2,463.2	Total	10,936	7,464	3,906

ARO Drilling(4)					Average Day Rates(1) (2)	2023	2024	2025+
Owned Rigs	$211.4	$246.6	$336.3	$794.3	Drillships	$251,000	$316,000	$279,000
Leased Rigs	259.1	352.2	326.2	937.5	Semisubmersibles	241,000	227,000	—
Total	$470.5	$598.8	$662.5	$1,731.8	Floaters	$248,000	$293,000	$279,000

					HD - Ultra-Harsh & Harsh	$105,000	$127,000	$130,000
					HD & SD - Modern	89,000	86,000	113,000
					SD - Legacy	74,000	65,000	—
					Jackups	$94,000	$106,000	$116,000

(1) Contract backlog, contracted days and average day rates as of February 21, 2023.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of February 21, 2023.
HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron	U.S. GOM	Aug 22	Jul 25		Contract includes MPD services
VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Jun 23	Dec 24		Contract includes MPD and additional services. Rig being reactivated in Spain. Total contract value of $327 million, including an upfront payment of approx. $86 million for mobilization, capital upgrades and a contribution towards reactivation costs. Two priced options each with an estimated duration of 60 days
VALARIS DS-16	GustoMSC P10000	2014	Occidental	U.S. GOM	May 22	May 24		Contract includes MPD services. 1-year priced option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies	Brazil	Jun 21	Dec 23		Contract includes MPD services. Priced option with an estimated duration of 100 days
VALARIS DS-12	DSME 12000	2014	BP Undisclosed BP	Mauritania/Senegal Angola Egypt	Apr 22 Mar 23 Oct 23	Feb 23 May 23 Aug 24		Total contract value of $26.2 million Total contract value of $136 million
VALARIS DS-10	Samsung GF12000	2017	SNEPCo	Nigeria	Apr 22 Apr 23	Apr 23 Mar 24	$231,000
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jul 24		Contract includes MPD services. Four 6-month priced options
VALARIS DS-4	Samsung 96K	2010	Petrobras	Brazil	Jul 22	Dec 23		Contract includes MPD and additional services. 6-month priced option
Stacked
VALARIS DS-11	DSME 12000	2013		Spain
VALARIS DS-8	Samsung GF12000	2015		Spain
VALARIS DS-7	Samsung 96K	2013		Spain
Purchase Options(3)
VALARIS DS-14	DSME 12000			South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $218 million assuming a Dec 31, 2023 delivery
VALARIS DS-13	DSME 12000			South Korea				Option to take delivery by year-end 2023. Purchase price of approx. $119 million assuming a Dec 31, 2023 delivery
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Murphy Eni	Mexico Mexico	Oct 22 Jan 23	Dec 22 Aug 23	$313,500	Plus mobilization fee of approx. $1.2 million
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Apr 22 Mar 23	Mar 23 Sep 24
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos Undisclosed	Australia Australia	Jul 22 Oct 23	Oct 23 Aug 24	Contract suspended. During the contract suspension period, the duration of which is currently unknown, we do not expect a material impact on revenues and earnings. Three priced options each with an estimated duration of 30 days

Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012		U.S. GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Ultra-Harsh Environment(4)
VALARIS Norway	KFELS N Class	2011	BP Centrica Storage North Sea Natural Resources	UK UK UK	May 22 Feb 23 Aug 23	Jan 23 May 23 Sep 23	$105,000
VALARIS Stavanger	KFELS N Class	2011	Equinor	Norway UK	Oct 19	Nov 22
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 249	LT Super Gorilla	2002	OMV Undisclosed	New Zealand Trinidad	Feb 22 Jun 23	Mar 23 Jun 24	$125,000	Plus mobilization fee of $8.5 million and a daily rate of $64,000 while the rig is in transit from New Zealand to Trinidad
VALARIS 248	LT Super Gorilla	2000	Neptune	UK	Aug 20	Dec 23
VALARIS 247	LT Super Gorilla	1998	DNO Perenco	UK UK	May 21 Mar 23	Jan 23 Sep 23		One priced option with an estimated duration of 60 days
Stacked
VALARIS Viking	KFELS N Class	2010	Repsol	Norway UK	Jun 22	Jan 23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty Harsh Environment(4)
VALARIS 123	KFELS Super A	2019	Kistos ONE-Dyas	Netherlands Netherlands	Nov 22 Feb 23	Feb 23 Aug 23
VALARIS 122	KFELS Super A	2014	Shell	UK	Nov 22 Sep 23	Aug 23 Jan 25		Total contract value of over $60 million based on estimated duration of 500 days
VALARIS 121	KFELS Super A	2013	Harbour Energy Petrofac Shell	UK UK UK	Jul 21 Jul 23 Oct 23	Jan 23 Sep 23 Apr 24		Total contract value of over $25 million. Four priced options
VALARIS 120	KFELS Super A	2013	Harbour Energy	UK	Jul 17 Jul 23	Jul 23 Jul 25
Stacked
VALARIS 102	KFELS MOD V-A	2002		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Heavy Duty - Modern(4)
VALARIS 118	LT 240-C	2011	BP	Trinidad	Oct 22 Jul 23	Jun 23 Jan 24		Total contract value of approx. $24 million
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Dec 23
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 115	BM Pacific Class 400	2013	Mubadala Petroleum Shell	Thailand Singapore Brunei	Feb 22 Apr 23	Nov 22 Apr 27		SPS and contract preparations Total contract value of approx. $159 million
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 24		Two 1-year priced options
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Nov 18 Jul 23	Mar 23 Jul 26		Leased to ARO Drilling(5)
VALARIS 107	KFELS MOD V-B	2006	Undisclosed Eni Eni GB Energy Undisclosed	Australia Australia Australia Australia Australia	Aug 22 Nov 22 Mar 23 Apr 23 Jun 23	Nov 22 Mar 23 Apr 23 Jun 23 Sep 23	$112,000 $115,000 $126,500 $118,000 $120,000
VALARIS 106	KFELS MOD V-B	2005	BP	Indonesia	Jan 18	Jan 24		Eight priced options each with an estimated duration of 90 days
Stacked
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Modern
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Feb 26		Leased to ARO Drilling(5)
VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Dec 25		Leased to ARO Drilling(5)
VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 144	LT Super 116-E	2010	Undisclosed Cantium Cantium Talos	U.S. GOM U.S. GOM U.S. GOM U.S. GOM	Aug 22 Dec 22 Apr 23 Jul 23	Nov 22 Mar 23 Jun 23 Sep 23	$80,000 $85,000 $86,900	Total contract value of approx. $5 million 90-day priced option
VALARIS 143	LT Super 116-E	2010	Saudi Aramco	Saudi Arabia	Oct 18	Dec 24		Leased to ARO Drilling(5)
VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25		Leased to ARO Drilling(5)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(5)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Jan 15 Feb 24	Oct 23 Feb 29		Leased to ARO Drilling(5)
Stacked
VALARIS 145	LT Super 116-E	2010		U.S. GOM
VALARIS 75	LT Super 116-C	1999		U.S. GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Jackups
Standard Duty - Legacy
VALARIS 92	LT 116-C	1982	Harbour Energy	UK	Feb 17	Dec 23
VALARIS 72	Hitachi K1025N	1981	Eni	UK	Jan 20	Jun 24
VALARIS 54	F&G L-780 Mod II-C	1982	Saudi Aramco	Saudi Arabia	Sep 14	Mar 23
Changes: bolded rig names and underlined text signify changes in rig status from previous report

Valaris Limited Fleet Status Report February 21, 2023

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Other
Drilling Management
Thunder Horse	Deepwater Semisubmersible	BP	U.S. GOM	Jan 17	Jan 24
Mad Dog	Deepwater Spar Drilling Rig	BP	U.S. GOM	Jan 17	Jan 24
ARO Drilling
Jackup Rigs Owned by ARO Drilling
ARO 2001	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2003	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26
ARO 3001	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3002	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 3003	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 3004	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
ARO 4001	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
ARO 2005	LT 116-C		Saudi Arabia				Under construction. Delivery expected in 2023
ARO 2006	LT 116-C		Saudi Arabia				Under construction. Delivery expected in 2023
Changes: bolded rig names and underlined text signify changes in rig status from previous report
(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Valaris has the right, but not the obligation, to take delivery of either or both rigs on or before December 31, 2023. Not included in Valaris' fleet count.
(4) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(5) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited
Fleet Status Report
February 21, 2023

11
1
2
3
5
4
1
1
13
1
1
1
1
2
2
1
1
1
Drillship
Semisubmersible
Jackup

Note: Includes eight jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia. Excludes nine jackup rigs owned by ARO Drilling (operating and under construction), two rigs that Valaris manages on behalf of a customer and two drillships that Valaris has the option to purchase by year-end 2023.

Valaris Limited Fleet Status Report February 21, 2023

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and are the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; performance of our joint ventures, including our joint venture with Saudi Aramco; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war (such as the ongoing conflict in Ukraine); cybersecurity attacks and threats; the effect, impact, potential duration and other implications of COVID-19; future operations; increasing regulatory complexity; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds, and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels; increased scrutiny of our Environmental, Social and Governance practices, initiatives and reporting responsibilities; changes in customer strategy, including increased focus on renewable energy projects; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, construction, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; debt restrictions that may limit our liquidity and flexibility; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the SEC's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.